Exhibit 24

                         HARTFORD LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                                -----------------

                                David A. Carlson
                                Michael L. Kalen
                                 Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                 John C. Walters
                               Lizabeth H. Zlatkus
                              David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Christopher M. Grinnell, John F. Kennedy, Sarah Patterson, Jerry K. Scheinfeldt, Shane E. Daly, Brian Buckley and Lisa Proch to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of Hartford Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


         By:  /s/ David A. Carlson            Dated as of July 31, 2005
            -----------------------------
         David A. Carlson

         By:  /s/ Michael L. Kalen            Dated as of July 31, 2005
            -----------------------------
         Michael L. Kalen

         By:  /s/ Thomas M. Marra             Dated as of July 31, 2005
            -----------------------------
         Thomas M. Marra

         By:  /s/ Ernest M. McNeill, Jr.      Dated as of July 31, 2005
            -----------------------------
         Ernest M. McNeill, Jr.

         By:  /s/ John C. Walters             Dated as of July 31, 2005
            -----------------------------
         John C. Walters

         By:  /s/ Lizabeth H. Zlatkus         Dated as of July 31, 2005
            -----------------------------
         Lizabeth H. Zlatkus

         By:  /s/ David M. Znamierowski       Dated as of July 31, 2005
            -----------------------------
         David M. Znamierowski